                                  SCHEDULE 14A
                                 (RULE 14-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission
                                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Section 240.14a-12

                               rStar Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  [rSTAR LOGO]

Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of stockholders of rStar Corporation to be held on March 29, 2002, beginning at 10:00 a.m., local time, at the Company's headquarters at 3000 Executive Parkway, Suite 150, San Ramon, California 94583. The business to be conducted at this meeting is set forth in the formal notice that follows.

     Only stockholders of record at the close of business on February 21, 2002 will be entitled to vote at the annual meeting.

     We hope that you will attend the annual meeting. In the meantime, please complete, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the annual meeting. If you attend the annual meeting and vote in person, your proxy card will not be used. The prompt return of the proxy card will save the expense involved in further communication.

     Your board of directors and I look forward to seeing you at the annual meeting.

                                          Very truly yours,

                                         /s/ LANCE MORTENSEN
                                          --------------------------------------
                                          Lance Mortensen, President and
                                          Chief Executive Officer

                                  [rSTAR LOGO]
                             ---------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 29, 2002
                             ---------------------
To our Stockholders:

     Notice is hereby given that the annual meeting of stockholders of rStar Corporation, a Delaware corporation ("rStar" or the "Company"), will be held on Thursday, March 29, 2002, beginning at 10:00 a.m., local time, at the Company's headquarters at 3000 Executive Parkway, Suite 150, San Ramon, California 94583 for the following purposes:

     1. To re-elect five directors for the ensuing year and until their successors are duly elected and qualified.

     2. To ratify the appointment by the Board of Directors of Grant Thornton LLP as independent auditors for the Company for the fiscal year ending December 31, 2000.

     3. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

     Pursuant to our Bylaws, our Board of Directors has fixed the close of business on February 21, 2002 as the record date for the determination of those stockholders who will be entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Therefore, only record holders of rStar common stock at the close of business on February 21, 2002 are entitled to notice of, and to vote shares of rStar common stock held by them on February 21, 2002 at the annual meeting and any adjournments or postponements thereof.

     If you plan to attend the annual meeting, please be prepared to present valid picture identification. If you hold your shares of rStar common stock through a broker or other nominee, proof of ownership will be accepted by rStar only if you bring either a copy of the voting instruction card provided to you by your broker or nominee, or a copy of a brokerage statement showing your share ownership of rStar as of February 21, 2002.

     Whether or not you expect to attend the annual meeting, we urge you to carefully review the enclosed materials. Your vote is important. All stockholders are urged to attend the annual meeting in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please indicate your vote, sign, date and return each proxy card so that all of your shares of rStar common stock will be represented at the annual meeting.

                                          By the Order of the Board of Directors
                                          of rStar Corporation

                                         /s/ LANCE MORTENSEN
                                          --------------------------------------
                                          Lance Mortensen
                                          President and Chief Executive Officer

San Ramon, California
February 21, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                               RSTAR CORPORATION

                                PROXY STATEMENT

                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

     This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by our board of directors. The proxies will be used at our annual meeting of stockholders to be held on March 29, 2002 at 10:00 a.m., local time, at the Company's headquarters at 3000 Executive Parkway, Suite 150, San Ramon, California 94583.

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving this proxy statement and the accompanying proxy card because you own shares of our common stock. This proxy statement describes the matters on which you are being asked to vote at our annual meeting.

     When you sign the proxy card, you appoint David Wallace and Lance Mortensen as your representatives at the annual meeting. Messrs. Wallace and Mortensen will vote your shares, as you have instructed them on the proxy card, at the annual meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete, sign and return your proxy card in advance of the annual meeting in case your plans change.

     If a matter comes up for vote at the annual meeting that is not on the proxy card, Messrs. Wallace and Mortensen will vote your shares, under your proxy, in accordance with their best judgment.

WHAT AM I VOTING ON?

     You will be voting on the following:

     - To re-elect the five current members of the Board of Directors;

     - To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2001; and

     - Any other business that properly comes before the annual meeting.

WHAT IS THE STATUS OF THE PREVIOUSLY ANNOUNCED TRANSACTIONS?

     On April 23, 2001, we entered into an acquisition agreement with Gilat Satellite Networks Ltd. ("Gilat"), our majority stockholder, and its subsidiary Gilat To Home Latin America (Holland) N.V. relating to our acquisition of StarBand Latin America, a subsidiary of Gilat To Home Latin America (Holland) N.V. The parties amended the acquisition agreement on September 7, 2001 and on December 31, 2001.

     Under the amended acquisition agreement dated December 31, 2001, we have undertaken, among other things, to: (i) purchase all of the outstanding stock of StarBand Latin America in exchange for 43,103,448 shares of our common stock and
(ii) commence and complete an exchange offer to acquire up to 6,315,789 shares of our common stock from our stockholders in exchange for cash and Gilat ordinary shares.

     We have filed a separate preliminary proxy statement and a tender offer statement on Schedule TO with the Securities and Exchange Commission (the "SEC") related to these transactions. We anticipate mailing the proxy statement regarding the acquisition of StarBand Latin America and the exchange offer materials and holding another meeting of our stockholder as soon as the SEC completes its review of the filed materials. In other words, we will hold a separate meeting of our stockholders to seek approval of the transactions contemplated by the amended acquisition agreement dated December 31, 2001. If the transactions are approved, we anticipate completing the StarBand acquisition immediately following that stockholder meeting. We expect the exchange offer to expire on the closing date of the StarBand acquisition and we hope to complete it as soon as practicable thereafter. While there can be no assurance, we believe that we will be in a position to commence the exchange offer and distribute final proxy materials regarding the acquisition of StarBand Latin America and the exchange offer within the next several weeks. We anticipate holding the stockholders meeting regarding the acquisition of StarBand Latin America and the exchange offer early in the second quarter of 2002.

     Gilat and three of our directors, collectively holding approximately 81.6% of our outstanding shares, have entered into a voting agreement in which each of them has agreed to vote in favor of the amended acquisition agreement dated December 31, 2001 and the transactions it contemplates. Accordingly, we expect our stockholders to approve the amended acquisition agreement dated December 31, 2001 and the transactions it contemplates when it is presented to our stockholders for approval.

WILL THE TERMS OF THE RE-ELECTED DIRECTORS CONTINUE AFTER THE CLOSING OF THE STARBAND ACQUISITION?

     Under the terms of the amended acquisition agreement dated December 31, 2001, Lance Mortensen, Charles Appleby and Michael Arnouse will resign from our Board of Directors upon the closing of the StarBand acquisition.

     At the meeting of stockholders to be called to seek approval of the proposed StarBand acquisition, rStar stockholders will also be asked to elect a new slate of five director nominees. That slate will include Messrs. Samuels and Darwish, as well as three new directors, Yoel Gat, Giora Oron and Michael Anghel. The proxy statement to be sent to rStar stockholders with respect to the proposed StarBand acquisition will contain information regarding each of those nominees. Even though stockholders are not being asked to vote for the election of Messrs. Gat, Oron or Anghel at this time, biographical information regarding each of them is included below for informational purposes. Because Gilat currently controls 65.5% of our common stock and Gilat's beneficial ownership will increase to approximately 86% after the StarBand acquisition and the exchange offer, Gilat will be able to control our Board of Directors. As a result, it is expected that the new slate of directors will be elected at the next meeting of our stockholders. As such, it is also expected that the tenure of Messrs. Mortensen, Appleby and Arnouse as directors of the Company will be of short duration.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

     In order for us to conduct the annual meeting, our Bylaws require the presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast on the matters to be presented at the annual meeting. This is called a "quorum." Proxy cards marked "ABSTAIN" will be included in the calculation of the number of shares considered to be present at the annual meeting, but shares held by a broker that are not voted on any matter will not be included in the calculations of whether quorum is present.

HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

     To be elected, each of the five directors must receive the affirmative vote of a plurality of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote thereon.

HOW MANY VOTES ARE NEEDED TO RATIFY THE APPOINT OF GRANT THORNTON LLP?

     To ratify the appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending December 31, 2001, the affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote thereon is required.

WHO CAN ATTEND THE ANNUAL MEETING?

     All stockholders who owned our common stock as of February 21, 2002, the record date, or their duly appointed proxies, may attend the annual meeting. Registration and seating will begin at 10:00 a.m., local time. All stockholders attending the annual meeting will be asked to present valid picture identification, such as driver's license or passport. The use of cameras, recording devices and other electronic devices will be prohibited at the annual meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you must bring a copy of a brokerage statement reflecting your stock ownership as of February 21, 2002 and check in at the registration desk prior to the annual meeting.

HOW DO I VOTE?

     You may vote by:

     - Completing, signing and returning the enclosed proxy card, or

     - Attending the annual meeting and voting in person.

CAN I VOTE AT THE ANNUAL MEETING?

     You may vote your shares at the annual meeting if you attend in person. Even if you plan to be present at the annual meeting, we encourage you to vote your shares by proxy.

WHAT IF MY SHARES ARE REGISTERED IN MORE THAN ONE PERSON'S NAME?

     If you own shares that are not registered in the name of more than one person, each person should sign the enclosed proxy. If the proxy is signed by an attorney, executor, administrator, trustee, guardian or by any other person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of such appointment.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

     If you sign and return your proxy but do not include instructions, your proxy will be voted:

     - FOR the re-election of each of the five current directors named in this proxy statement; and

     - FOR the ratification of Grant Thornton LLP's appointment as our independent auditors for our fiscal year ending December 31, 2001.

CAN I CHANGE MY MIND AFTER I VOTE?

     Yes. You can change your vote at any time before the vote is taken at the annual meeting. You can do this in one of three ways. First, you can send in a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to EquiServe N.A. and EquiServe N. A. must receive the notice or new proxy card before the vote is taken at the annual meeting. Third, you can attend the annual meeting and vote in person. Simply attending the annual meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

WHO CAN HELP ANSWER MY QUESTIONS?

     If you have more questions about the annual meeting or the proposals in this proxy statement, you should contact:

    rStar Corporation
     3000 Executive Parkway, Suite 150
     San Ramon, CA 94583
     Attention: David Wallace, Esq.
            Secretary and General Counsel
     Telephone: (925) 543-0300

                                    SUMMARY

GENERAL

     This proxy statement is being furnished to holders of our common stock in connection with the solicitation of proxies by the Board Directors for use at the annual meeting of stockholders to be held on March 29, 2002 beginning at 10:00 a.m., local time, and at any adjournment or postponement thereof, for the purposes of considering and acting upon the matters set forth herein.

     The annual meeting will be held at the Company's headquarters at 3000 Executive Parkway, Suite 150, San Ramon, California 94583. The Company's telephone number is (925) 543-0300.

     This proxy statement and the accompanying form of proxy card will be mailed to you together with the Company's 2001 Annual Report to Stockholders, including the financial statements and notes thereto, and 2002 Annual Report to Stockholders, including the financial statement and notes thereto, to all holders of our common stock entitled to vote at the annual meeting.

RECORD DATE AND BENEFICIAL OWNERSHIP

     As of the Record Date, there were 63,802,563 shares of the Company's common stock outstanding. No shares of preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's common stock, see "Security Ownership of Certain Beneficial Owners and Management."

     Votes at the annual meeting will be tabulated by Inspectors of election appointed by rStar.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

GENERAL

     rStar's Bylaws currently provide that the Board of Directors will consist of five members. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the five nominees named below to serve until the next annual meeting and until their successors are elected and qualified. Each person named below is now a director of rStar. Messrs. Mortensen, Appleby and Arnouse shall each resign from our Board of Directors effective at the closing of the StarBand acquisition, as contemplated by the amended acquisition agreement dated as of December 31, 2001.

     In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. It is not currently expected that any nominee will be unable or will decline to serve as a director.

     In addition to information regarding the nominees currently standing for election as members of the Board of Directors, provided under the caption "Information Regarding Anticipated Future Nominees," is information regarding those nominees who, in addition to Messrs. Samuels and Darwish, are expected to stand for election at the rStar stockholder meeting to be called to approve the proposed StarBand acquisition. You are not being asked to vote on the election of those nominees at this time.

INFORMATION REGARDING NOMINEES FOR MEMBERS OF THE BOARD OF DIRECTORS

     Set forth below is certain information regarding the nominees for directors of the Board of Directors of rStar. All of the five nominees listed below are currently directors of rStar. Messrs. Samuels and Darwish were appointed as directors by rStar's Board of Directors to replace directors that resigned since the last annual meeting of rStar stockholders. There is no family relationship among any of the nominees and current directors and executive officers of rStar. All nominees have consented to being named in this proxy statement and to serve if elected as a director of rStar. YOU ARE BEING ASKED TO VOTE ON THE ELECTION OF THESE NOMINEES AT THIS TIME.

     The nominees, their respective ages, the year in which they first became a director of rStar, their principal occupations or employment during the past five (5) years, and their current business address are as follows:

NAME                                   AGE    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND CURRENT BUSINESS ADDRESS
----                                   ---    ----------------------------------------------------------------------
Lance Mortensen......................  48     Mr. Mortensen is a founder of rStar Corporation (formerly know as
                                              ZapMe! Corporation) and has been Chairman of the Board since rStar
                                              Corporation's founding. Mr. Mortensen began the planning and preliminary organization of ZapME! In 1996, and incorporated us in
                                              June 1997. Prior to founding ZapMe!, Mr. Mortensen was Chief Executive
                                              Officer of Monterey Pasta Company, a food service company, from
                                              January 1993 to October 1995. From 1981 to 1992, he was President of
                                              Morweg Construction Company, a California residential construction company.
                                              Mr. Mortensen's current business address is 3000 Executive Parkway,
                                              Suite 150, San Ramon, CA 94583.

NAME                                   AGE    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND CURRENT BUSINESS ADDRESS
----                                   ---    ----------------------------------------------------------------------
Michael Arnouse......................  44     Mr. Arnouse has been a member of the Board of Directors of rStar since
                                              October 1998. Mr. Arnouse has spent the past 11 years as a business consultant and financier for private and publicly traded companies.
                                              During that period, he financed more than 50 transactions totaling in excess of five hundred million dollars. Mr. Arnouse co-founded Sky
                                              Trek International Airlines and served as Chairman of the Board of
                                              Directors from January 1996 until June 1998 and continues to serve on its board. Mr. Arnouse is currently employed as Chairman and President of Wharton Capital Partners Ltd., a New York based investment banking and financial consulting firm. Mr. Arnouse also serves as President of
                                              State Capital Market Group Ltd., a privately-owned investment and business consulting company.
                                              Mr. Arnouse's current business address is 15 Hickory Drive, Old
                                              Brookville, NY 11545.
Charles Appleby......................  53     Mr. Appleby has been a member of the Board of Directors since January
                                              2001. Mr. Appleby is the president of CAVCO, Inc., a private investment company, a position he has held for the past 5 years. Prior to that, from 1984 to 1996, Mr. Appleby was a founding partner in the accounting firm of Grenadier, Appleby, Collins & Company, specializing in taxation matters including income, estate and gift taxes, for individuals, corporations, estates and trusts for residents and non-residents. Mr. Appleby received and M.B.A from Stetson University and is a colonel in the Florida Army National Guard. He is Chairman of
                                              rStar's Audit Committee and a member of rStar's Compensation
                                              Committee.
                                              Mr. Appleby's current business address is 9250 Baymeadows Road, Suite
                                              220, Jacksonville, FL 32256.
Sasson Darwish.......................  36     Mr. Darwish has been a director of rStar since May 2001. Mr. Darwish also currently serves as President of Emblaze Systems, Inc., a Stock
                                              Exchange. Emblaze provides streaming multimedia solutions over wireless networks. As President of Emblaze, Mr. Darwish is responsible for all U.S. operations, including sales, business development, marketing and personnel. Prior to joining Emblaze, Mr. Darwish worked as an investment banker with Lehman Brothers from 1996 until 2000, focusing on software and Internet infrastructure investment banking for leading companies in the telecommunications, Internet and software industries. Mr. Darwish is an Israeli citizen.
                                              Mr. Darwish's current business address is Emblaze Systems, Inc., 424
                                              Madison Avenue, 16th Floor, New York, New York 10017.

NAME                                   AGE    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND CURRENT BUSINESS ADDRESS
----                                   ---    ----------------------------------------------------------------------
Amiel Samuels........................  42     Mr. Samuel has been a director of rStar since May 2001 and a member of
                                              rStar's audit committee since June 2001. He also currently serves as the Vice President, Broadband Networks of Gilat, a position he has held since 1998. At Gilat, Mr. Samuels is responsible for a number of corporate transactions, including merger and acquisition transactions, several corporate finance, and certain strategic partnerships. Prior to joining Gilat, Mr. Samuels was an investment banker for Lehman
                                              Brothers from 1989 to 1998 and worked in both their New York and Tel
                                              Aviv offices, focusing on investment banking transactions for high technology companies. Mr. Samuels is a citizen of both the United
                                              States and Israel.
                                              Mr. Samuels' current business address is Gilat Satellite Networks
                                              Ltd., 21 Yegia Kepayim Street, Kiryat Arye, Petah Tikva, 49130 Israel.

INFORMATION REGARDING ANTICIPATED FUTURE NOMINEES

     At the meeting of stockholders to be called to seek approval of the proposed acquisition, it is anticipated that rStar stockholders will be asked to elect a new slate of five directors. We expect that slate to include Messrs. Samuels and Darwish, as well as three new director nominees, Yoel Gat, Giora Oron and Michael Anghel. The proxy statement to be sent to rStar stockholders with respect to the proposed StarBand acquisition will contain information regarding all of those nominees. Even though stockholders are not being asked to vote for the election of Messrs. Gat, Oron or Anghel at this time, biographical information regarding each of them is included below for informational purposes. YOU ARE NOT BEING ASKED TO VOTE ON THE ELECTION OF MESSRS GAT, ORON OR ANGHEL AT THIS TIME.

     The respective ages, principal occupations or employment during the past five (5) years, and current business address for each of Messrs. Gat, Oron and Anghel are as follows:

NAME                                   AGE    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND CURRENT BUSINESS ADDRESS
----                                   ---    ----------------------------------------------------------------------
Yoel Gat.............................  49     Mr. Gat is a co-founder of Gilat, and has been its Chief Executive
                                              Officer and a director since Gilat's inception and, since July 1995, has served as the Chairman of the Board of Directors. Until July 1995,
                                              Mr. Gat also served as the President of Gilat. From 1974 to 1987, Mr.
                                              Gat served in the Israel Defense Forces. In his last position in service, Mr. Gat was a senior electronics engineer in the Israel
                                              Ministry of Defense. Mr. Gat is a two-time winner of the Israel
                                              Defense Award (1979 and 1988), Israel's most prestigious research and development award. Mr. Gat is also Chairman of the Board of Directors of KSAT, in which Gilat holds a minority interest. Mr. Gat also served as the Chairman of the MOST Consortium and is a director of ILAN-GAT
                                              Engineering Ltd., a civil contracting company whose shares are publicly traded on the Tel Aviv Stock Exchange and of which members of his family are major shareholders. Mr. Gat is also Chairman of the
                                              Board of Directors of StarBand Communications Inc. Mr. Gat received a bachelor of science degree in electrical engineering and electronics from the Technion -- Israel Institute of Technology and a masters degree in management science from the Recanati Graduate School of
                                              Business Administration of Tel Aviv University, where he concentrated on information systems. Mr. Gat is an Israeli citizen. Mr. Gat's current business address is Gilat Satellite Networks Ltd., 21 Yegla
                                              Kepayim Street, Kiryat Arye, Petah Tikva, 49130 Israel. Mr. Gat is an
                                              Israeli citizen. Mr. Gat's current business is Gilat Satellite
                                              Networks Ltd., 21 Yegla Kepayim Street, Kiryat Arye, Petah Tikva,
                                              49130 Israel.
Giora Oron...........................  50     Mr. Oron is currently the Chief Operating Officer of Gilat To Home
                                              Latin America (Netherlands Antilles) N.V., a subsidiary of Gilat. He joined Gilat To Home Latin America (Netherlands Antilles) N.V. in 1997
                                              as Vice President, Operations and, in December 2000, became its Chief
                                              Operating Officer. From 1992 to 1997, he was the General Manager for
                                              Espro Engineering (1992) Ltd., a company engaged in the design, production and marketing of portable digital audio guide systems based on voice compression technology. Between 1986 and 1992, Mr. Oron was the Chief Engineer for Voice of America, Israel, a plan for the installation and operation of the largest high frequency radio system in the world. From 1969 to 1984, Mr. Oron served in the Israeli
                                              Defense Forces where he attained the rank of Commander-Lieutenant
                                              Colonel. Mr. Oron holds a bachelor of science in electronic engineering from the Technion -- Israel Institute of Technology. Mr.
                                              Oron is an Israeli citizen.
                                              Mr. Oron's current business address is Gilat To Home Latin America
                                              (Netherlands Antilles) N.V., 1560 Sawgrass Corporate Parkway, Suite
                                              200, Sunrise, Florida 33326.

NAME                                   AGE    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND CURRENT BUSINESS ADDRESS
----                                   ---    ----------------------------------------------------------------------
Dr. Michael Anghel...................  62     Dr. Anghel has, for the past twenty years, been directly involved in the founding, managing and directing of enterprises in several diverse high technology areas. In mid-1999, he formed his own venture capital company, CAP Ventures, which focuses mainly on investments in the areas of communications and the Internet. Prior to that, Dr. Anghel was the Senior Manager and Director of the Discount Investment
                                              Corporation (DIC), and later became the Managing Director of DIC
                                              Communication and Technology Inc. While at DIC, he served as an active board member in several of those companies' strategic management decisions and actions. Dr. Anghel was previously a faculty member of
                                              Tel-Aviv University's Graduate School of Business, where he founded the Executive Program. Dr. Anghel has also taught at a number of
                                              American universities. Dr. Anghel is an Israeli citizen. Dr. Anghel's current business is CAP Ventures Inc., 28 Bezalel Street, Ramat Gan,
                                              Israel 52521.

REQUIRED VOTE

     Directors receiving a plurality of affirmative votes of the shares of rStar common stock present in person or represented by proxy and entitled to be voted shall be elected.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE ELECTION OF FIVE NOMINEES FOR DIRECTORS FOR
                THE ENSUING YEAR AND UNTIL THEIR SUCCESSORS ARE
                          DULY ELECTED AND QUALIFIED.

COMPENSATION OF DIRECTORS

     In fiscal year 2000, each director who was not an employee of rStar or any of its subsidiaries ("non-employee director") received fees for his service as a director. Each non-employee director received an annual retainer of $10,000, plus $1,000 for each Board of Directors meeting they attended. Directors who served as a chair for the Compensation or Audit Committees each received an additional fee of $750 for each committee meeting they chaired. All other non-employee directors received a fee of $500 for each committee meeting they attended. Directors are also reimbursed for out of pocket expenses in attending Board of Directors meetings.

     Our 1998 Stock Plan, as amended in July 2000, provides that options will be granted to non-employee directors pursuant to an automatic non-discretionary grant formula. Each non-employee director will be granted an option to purchase 20,000 shares of rStar common stock on the date of each annual meeting of the stockholders of rStar. Each option will be granted at the fair market value of the rStar common stock on the date of grant. Options granted to non-employee directors under the 1998 Stock Plan will be fully vested and exercisable on the date of grant. The options to be granted under the 1998 Stock Plan will be nonqualified stock options. Nonqualified stock options are stock options which do not constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. Currently, all directors other than Mr. Mortensen are eligible to participate in the 1998 Stock Plan as non-employee directors.

     In May 2000, Mr. Arnouse, as a non-employee director of rStar, was granted an option to purchase 7,500 shares of rStar common stock at an exercise price of $2.4375. This option was immediately exercisable. Mr. Appleby commenced service as a director in January 2001, and did not receive stock options or compensation during fiscal year 2000.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of six meetings (including regularly scheduled and special meetings) during fiscal 2000. During the last fiscal year, no incumbent director while a member of the Board of Directors attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which such director served.

     Our Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. The Audit Committee, which currently consists of Mr. Appleby, Mr. Arnouse and Mr. Amiel Samuels is responsible for, among other things: (1) recommending engagement of our independent auditors; (2) approving the services performed by such auditors; (3) consulting with such auditors and reviewing with them the results of their examination; (4) reviewing and approving any material accounting policy changes affecting our operating results; (5) reviewing our control procedures and personnel; and (6) reviewing and evaluating our accounting principles and our system of internal accounting controls. The Audit Committee held three meetings during fiscal year 2000.

     The Compensation Committee, which currently consists of Mr. Arnouse and Mr. Appleby, is responsible for: (1) reviewing and approving the compensation and benefits for our officers and other employees; (2) administering our stock purchase and stock option plans; and (3) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal year 2000. Neither Mr. Arnouse nor Mr. Appleby is an officer or employee of rStar or its subsidiaries.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires our executive officers and our directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish rStar with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that during fiscal year 2000 all Section 16(a) filing requirements applicable to rStar's executive officers, directors and 10% stockholders were complied with, except for the following filings:

     - An Amended Form 4 was filed in June 2000 to revise the total number of shares owned by Rick Inatome. Mr. Inatome was our former Chief Executive Officer.

     - An Amended Form 4 was filed in June 2000 to revise the total number of shares owned by Mr. Kim Gaynor. Mr. Gaynor was our former Chief Operating Officer.

EXECUTIVE COMPENSATION

  SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers other than the Chief Executive Officer during the last fiscal year (the "Named Officers") for services rendered to us in all capacities during the last three fiscal years.

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                       ANNUAL           AWARDS
                                                                    COMPENSATION     ------------
                                                                   ---------------    SECURITIES
                                                          FISCAL   SALARY    BONUS    UNDERLYING
NAME AND PRINCIPAL POSITION                                YEAR      ($)      ($)    OPTIONS (#)
---------------------------                               ------   -------   -----   ------------
Lance Mortensen(1)......................................   2000    261,692     0             0
  Chairman, Chief Executive Officer                        1999    248,400     0             0
  and President                                            1998    273,052     0       300,000
Robert Edwards(2).......................................   2000    154,000     0       250,000
  Senior Vice President, Administration                    1999          0     0             0
  and Chief Financial Officer                              1998          0     0             0
Christophe Morin(3).....................................   2000    109,000     0       125,000
  Vice President, Marketing                                1999          0     0             0
                                                           1998          0     0             0
Jay Scott(4)............................................   2000    131,000     0             0
  Chief Operating Officer                                  1999          0     0             0
                                                           1998          0     0             0
David Wallace(5)........................................   2000    147,625     0        30,000
  Vice President, General Counsel                          1999      6,379     0         8,100
  and Secretary                                            1998          0     0             0
R. Kimberly Gaynor(6)...................................   2000    449,864     0       100,000
  Former Chief Operating Officer                           1999     23,076     0       380,000
                                                           1998          0     0             0
Rick Inatome(7).........................................   2000    256,251     0             0
  Former Chief Executive Officer                           1999     71,846     0       200,000
                                                           1998          0     0             0

---------------

(1) Mr. Mortensen served as our Chief Executive Officer from June of 1997 to September of 1999. He was renamed Chief Executive Officer in October 2000.

(2) Mr. Robert Edwards joined us in March 2000 in his current position.

(3) Mr. Morin joined us in May 2000 and has served in his current position since April 2001.

(4) Mr. Scott joined us in March 2000 and has served in his current position since January 2001.

(5) Mr. Wallace joined us in November 1999 and has served in his current position since January 2001.

(6) Mr. Gaynor joined us in December 1999 and was employed by us until October 2000.

(7) Mr. Inatome joined us in September 1999 and was employed by us until October 2000.

  OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth, as to the Named Officers, information concerning stock options granted during the fiscal year ended December 31, 2000.

                                                                                             POTENTIAL
                                                                                             REALIZABLE
                                                                                              VALUE AT
                                                      INDIVIDUAL GRANTS                       ASSUMED
                                      --------------------------------------------------    ANNUAL RATES
                                                    PERCENT OF                             OF STOCK PRICE
                                      NUMBER OF    TOTAL OPTIONS                            APPRECIATION
                                      SECURITIES    GRANTED TO                               FOR OPTION
                                      UNDERLYING     EMPLOYEES                                TERM(4)
                                       OPTIONS       IN FISCAL     EXERCISE   EXPIRATION   --------------
NAME                                  GRANTED(1)      YEAR(2)       PRICE        DATE       5%       10%
----                                  ----------   -------------   --------   ----------   ----      ----
Lance Mortensen.....................         0            0            N/A         N/A      0         0
Robert Edwards......................   200,000         8.37         $ 4.75     4/14/10      0         0
Robert Edwards......................    50,000         2.09         $2.625      6/5/10      0         0
Christophe Morin....................   125,000         5.23          2.625      6/5/10      0         0
Jay Scott...........................         0            0            N/A         N/A      0         0
David Wallace.......................    30,000         1.26         $2.625      6/5/10      0         0
R. Kimberly Gaynor..................   100,000         4.19         $2.625      6/5/10      0         0
Rick Inatome........................         0            0            N/A         N/A      0         0

---------------

(1) All options in this table were granted under the 1998 Stock Plan and have exercise prices not less than the fair market value on the date of grant. All such options have 10-year terms. Options vest over a 4-year period at the rate of one-fourth on the first anniversary of the vesting commencement date and monthly thereafter.

(2) We granted options to purchase 2,389,316 shares of rStar common stock to employees and consultants in fiscal year 2000.

(3) Options may terminate before their expiration upon the termination of the optionee's status as an employee or consultant of rStar, the optionee's death or rStar's acquisition.

(4) Potential realizable value assumes that the price of rStar common stock increases from the exercise price as of the date of grant until the end of the option term (i.e. 10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 63% (at 5% per year) and 159% (at 10% per year). If the price of rStar common stock were to increase at such rates from the price at 2000 fiscal year end ($0.56 per share) over the next 10 years, the resulting stock price at 5% and 10% appreciation would be $0.91 and $1.45, respectively. The assumed annual rates of appreciation are specified in SEC rules and do not represent our estimate or projection of future stock price growth. We do not necessarily agree that this method can properly determine the value of an option.

  OPTION EXERCISES AND HOLDINGS

     The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during fiscal year 2000 and the number of shares of rStar common stock subject to both exercisable and unexercisable stock options as of December 31, 2000. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of rStar common stock as of December 31, 2000.

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                              SHARES       VALUE     OPTIONS AT FISCAL YEAR END    AT FISCAL YEAR END($)(1)(2)
                            ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                        EXERCISE(#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------   -------------   -----------   -------------
Lance Mortensen...........       0           0         200,000        100,000           0              0
Robert Edwards............       0           0               0        250,000           0              0
Christophe Morin..........       0           0               0        125,000           0              0
Jay Scott.................       0           0               0              0           0              0
David Wallace.............       0           0           2,193         35,907           0              0
R. Kimberly Gaynor........       0           0               0              0           0              0
Rick Inatome..............       0           0               0              0           0              0

---------------

(1) Market value of underlying securities based on the closing price of rStar common stock on December 29, 2000 (the last trading day of fiscal year 2000) on the Nasdaq National Market of $0.5625 minus the exercise price.

(2) The exercise price of options granted exceeds the fair market value of $0.5625 of rStar common stock on December 29, 2000.

COMPENSATION COMMITTEE REPORT

  REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     This report is provided by the Compensation Committee (the "Committee") of the Board of Directors to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of our Chief Executive Officer and our other senior officers.

     The Committee is comprised of two non-employee directors. The Committee's responsibility is to review and to recommend to the Board of Directors the compensation levels of the Chief Executive Officer and our other senior officers, to evaluate the performance of management and to consider management succession and related matters. The Committee also establishes the policies and programs that determine the compensation of our officers and other employees. The Committee sets base cash compensation and bonus compensation on an annual basis for the Chief Executive Officer and our other executive officers and employees. In addition, the Committee administers our stock incentive plan. The Committee considers both internal data, including corporate goals and individual performance, as well as external data from outside compensation consultants and independent executive compensation data from comparable high technology companies, in determining officers' compensation.

     The Committee's 2000 compensation actions and policies were based on recommendations on our executive compensation practices from Watson Wyatt, an outside consulting firm that specializes in executive compensation, internally generated information, comparative pay practice data, and its own review of the status of the executive compensation program that was adopted by the Committee in 1999. As a result of its comprehensive review, the Committee implemented changes to increase the percentage of pay that can be earned under the annual and long-term incentive compensation programs. To seek to better align the executive officers' interests with those of our stockholders, the Committee also increased the number of shares subject to stock option grants.

  COMPENSATION PHILOSOPHY

     When creating policies and making decisions concerning executive compensation, the Committee:

     - Ensures that the executive team has clear goals and accountability with respect to corporate performance;

     - Establishes pay opportunities that are competitive based on prevailing practices for the industry, the stage of our growth, and the labor markets in which we operate;

     - Independently assesses operating results on a regular basis in light of our expected performance; and

     - Aligns pay incentives with the long-term interests of our stockholders.

  COMPENSATION PROGRAM

     Our executive compensation program has three major components, all of which are intended to attract, retain and motivate highly effective executives:

     - Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable high technology companies. Local (San Francisco Bay Area) and national data are examined and taken into account, along with the skills and performance of the individual and our needs.

     - Cash incentive compensation is designed to motivate executives to attain short-term and longer-term corporate, business unit and individual management goals and is earned upon attainment of these specified business goals.

     - Equity-based incentive compensation has been provided to employees and executive officers through our stock incentive plans. Under these plans, our officers, employees and certain consultants are eligible to be granted stock options based on competitive market data, as well as their responsibilities. These options allow participants to purchase shares of rStar common stock at the market price on the date of the grant, subject to vesting during the participant's employment with us. Employees are also permitted to purchase shares of rStar common stock, subject to certain limitations, at 85% of fair market value under the Employee Stock Purchase Plan. The purpose of these stock plans is to instill the economic incentives of ownership and to create management incentives to improve stockholder value. Our stock option plans utilize vesting periods to encourage employees and executives to remain with us and to focus on longer-term results.

  CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Mortensen resumed service as our Chief Executive Officer in October 2000, at which time he succeeded Mr. Inatome in that position. In determining the compensation of our Chief Executive Officer for the fiscal year ended December 31, 2000, we used an industry survey of compensation paid to chief executive officers of comparable companies, with a focus on those companies located in the San Francisco Bay Area, as well as our corporate individual objectives for the fiscal year. Mr. Mortensen's annual base compensation for fiscal year 2000 was $275,000. Mr. Mortensen did not receive an employee bonus in the fiscal year ended December 31, 2000.

     Mr. Mortensen did not receive a stock option grant or stock award for fiscal year 2000.

  OTHER EXECUTIVE COMPENSATION

     We provide certain compensation programs to executives that are also available to other our other employees, including pre-tax savings plans and medical/dental/vision benefits. There are no pension programs. We do not provide executive perquisites such as club memberships.

  DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Internal Revenue Code of 1986, as amended (the "Code") limits the federal income tax deductibility of compensation paid to our chief executive and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. We may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions, such as stockholder approval. Considering our current compensation plans and policy, rStar and the Committee believe that, for the near future, there is little risk that we will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, our compensation plans and policy will be modified to maximize deductibility if rStar and the Committee determine that such action is in our best interest.

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Michael Arnouse
Charles Appleby

STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders on our common stock with the cumulative return of the Nasdaq Composite Stock Market Index (the "Nasdaq Composite Index") and the Chase H&Q Internet 100 Index (the "H&Q 100 Index"). The graph assumes that $100 was invested on October 20, 1999 in our common stock, the Nasdaq Composite Index and the Chase H&Q Internet 100 Index, including reinvestment of dividends. No dividends have been declared or paid on our common stock. Historic price performance is not indicative of future stock price performance.

                COMPARISON OF 14 MONTH CUMULATIVE TOTAL RETURN*
       AMONG RSTAR CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND
                        THE JP MORGAN H&Q INTERNET INDEX

                                                                                  NASDAQ STOCK               JP MORGAN H & Q
                                                       RSTAR CORP.                MARKET (U.S.)                 INTERNET
                                                       -----------                -------------              ---------------
10/20/99                                                 100.00                      100.00                      100.00
12/99                                                     78.41                      145.70                      190.23
12/00                                                      5.12                       87.68                       73.19

---------------

* $100 invested on 10/29/99 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised solely of outside Directors. The Compensation Committee of the Board of Directors consists of Mr. Arnouse, as Chairman, and Mr. Appleby. None of our executive officers served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  PRINCIPAL STOCKHOLDERS

     The following table sets forth as of February 20, 2002 certain information relating to the ownership of our common stock by: (i) each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of rStar common stock; (ii) each of our current directors; (iii) each of the officers named in the Executive Compensation Table hereof; and (iv) all of our directors and executive officers as a group.

                                                                 SHARES       PERCENTAGE
                                                              BENEFICIALLY   BENEFICIALLY
5% STOCKHOLDERS, DIRECTORS AND OFFICERS(2)                      OWNED(1)        OWNED
------------------------------------------                    ------------   ------------
5% STOCKHOLDERS:
Gilat Satellite Networks, Ltd.(3)...........................   41,814,643       64.72%
  1651 Old Meadow Road
  McLean Virginia 22102
Lance Mortensen(4)..........................................    6,430,875        9.95%
Michael Arnouse(5)..........................................    3,617,554        5.60%
  545 Madison Ave
  New York, NY 10022
CURRENT DIRECTORS:
Charles Appleby(6)..........................................      813,335        1.26%
  9250 Baymeadows Road
  Suite 220
  Jacksonville, FL 32256
Amiel Samuels(7)............................................       56,000           *
Sasson Darwish(8)...........................................           --          --
EXECUTIVE OFFICERS:
Robert Edwards(9)...........................................      139,068           *
Christophe Morin(10)........................................       85,937           *
Jay Scott(11)...............................................      159,812           *
David Wallace(12)...........................................       88,268           *
All directors and executive officers as a group (9
  persons)..................................................   11,390,849       17.57%

---------------

  *  Less than 1%

 (1) The number of shares owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days of February 20, 2002 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Unless otherwise indicated, the address of each of the individuals or entities named above is: c/o rStar Corporation, 3000 Executive Parkway, Suite 150, San Ramon, CA 94583.

 (3) Based on Schedule 13D/A filed with the SEC on May 21, 2001, Gilat held shared voting as to 41,814,643 of such shares. Gilat indicates that it had no sole voting, sole dispositive, or shared dispositive power over such shares.

 (4) Includes options to purchase 300,000 shares of our common stock exercisable within 60 days of February 20, 2002. Mr. Mortensen is Chairman of the Board, Chief Executive Officer and President of rStar.

 (5) Includes options to purchase 40,000 shares of our common stock exercisable within 60 days of February 20, 2002. Mr. Arnouse is a director of rStar.

 (6) Includes options to purchase 6,667 shares of our common stock exercisable within 60 days of February 20, 2002. Mr. Appleby is a director of rStar.

 (7) Includes shares of rStar common stock that are controlled by Mr. Samuel's spouse. Mr. Samuels disclaims beneficial ownership of these shares. Mr. Samuel's address is c/o Gilat Satellite Networks Ltd., 21 Gilat Yegia Kapayim Street, Kiryat Arye, Petah Tikva 49130, Israel.

 (8) Mr. Darwish's address is c/o Emblaze Systems, Inc., 424 Madison Avenue, 16th Floor, New York, New York.

 (9) Includes options to purchase 12,502 shares of our common stock exercisable within 60 days of February 20, 2002. Mr. Edwards is Senior Vice President, Administration and Chief Financial Officer of rStar.

(10) Mr. Morin was Vice President -- Marketing of rStar through February 5,
     2002.

(11) Includes options to purchase 16,667 shares of our common stock exercisable within 60 days of February 20, 2002. Mr. Scott is Chief Operating Officer of rStar.

(12) Includes options to purchase 10,417 shares of our common stock exercisable within 60 days of February 20, 2002. Mr. Wallace is Vice President, General Counsel and Secretary of rStar.

AUDIT COMMITTEE

  AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors currently consists of Messrs. Arnouse, Samuels and Appleby. Mr. Appleby serves as Chairman. Mr. Samuels joined the Audit Committee on June 14, 2001. Each of the members of the Audit Committee, other than Mr. Samuels, qualifies as an independent director as defined by the NASDAQ National Market standards governing the qualification of Audit Committee members. Mr. Samuels may be deemed not to be an independent director under the NASDAQ rules because he is an employee of Gilat, the majority shareholder and an affiliate of rStar. Under the current listing standards of the NASDAQ National Market, a board of directors may appoint one non-independent director to the audit committee in certain circumstances. The Board of Directors has determined that it is in the best interests of rStar and its stockholders to appoint Mr. Samuels to the Audit Committee because of his financial sophistication, knowledge of the StarBand Latin America business and his prior experience in accounting and financial reporting.

     The Board of Directors approved a written charter of the audit committee that defines its roles and responsibilities which is attached as Appendix D to this proxy statement. Each year, the Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of rStar's independent auditors.

     Management is responsible for rStar's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of rStar's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP, rStar's independent auditors. Management represented to the Audit Committee that rStar's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of Grant Thornton LLP's judgments about the quality (not just the acceptability) of rStar's accounting principles as applied to financial reporting.

     Grant Thornton LLP also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with Grant Thornton LLP that firm's independence. The Audit Committee further considered whether the provision by Grant Thornton LLP of the non-audit services described above is compatible with maintaining the auditors' independence.

     Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that rStar's audited consolidated financial statements be included in rStar's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the SEC. The Audit Committee and the Board of Directors have also recommended the selection of Grant Thornton LLP as rStar's independent auditors for 2001, subject to stockholder ratification.

                                          Charles Appleby,
                                          Chairman
                                          Michael Arnouse
                                          Amiel Samuels

The Audit Committee charter is included as Appendix A.

             PROPOSAL NO. 2 -- APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee and the Board of Directors selected and appointed Grant Thornton LLP to act as our independent accountants for the year ended December 31, 2001. In recognition of the important role of the independent accountants, their selection is submitted to the stockholders for their review and ratification on an annual basis.

     Fees for the year ended December 31, 2000 were $141,000 for the annual audit, $197,000 for all other fees, including audit related services and zero for non-audit related services. Audit related services generally include fees for business acquisitions, accounting consultations and SEC registration statements.

     A representative of Grant Thornton LLP will be present at the annual meeting, will be given an opportunity to make a statement, and is expected to be available to respond to questions.

     The Board recommends a vote "FOR" the proposal to ratify the selection of Grant Thornton LLP as rStar's independent auditors for the fiscal year ended December 31, 2001.

REQUIRED VOTE

     Although stockholder approval is not required for the appointment of Grant Thornton LLP, since the Board of Directors has the responsibility of selecting auditors, the Board of Directors has conditioned its appointment of rStar's independent auditors upon the receipt of the affirmative vote of a majority of the stock present in person or represented by proxy at the Annual Meeting. In the event that the stockholders do not approve the selection of Grant Thornton LLP, the Board of Directors will reconsider its appointment.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS
       INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                                                      APPENDIX A

                               RSTAR CORPORATION

                            AUDIT COMMITTEE CHARTER

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of rStar Corporation (the "Corporation") will have the oversight responsibility, authority and duties described in this Charter.

PURPOSE

     The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (the "SEC"); (ii) the system of internal accounting and financial controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the independent auditors, financial management and the Board and shall undertake such other duties as prescribed by the Board from time to time. The Committee's responsibility is one of oversight, recognizing that the Corporation's management is responsible for preparing the Corporation's financial statements and that the independent auditors are responsible for auditing those financial statements. The independent auditors are ultimately accountable to the Committee and the Board for such accountants' audit of the financial statements of the Corporation.

COMPOSITION

     The Committee shall be appointed annually by the Board and shall comprise at least three directors, each of whom shall meet the independence and financial literacy requirements of the National Association of Securities Dealers (the "NASD"), or another appropriate regulatory agency. In addition, at least one member of the Committee will possess accounting or financial management expertise as defined by the NASD, or another appropriate regulatory agency. The Board shall designate one member as Chair of the Committee.

MEETINGS

     The Committee shall hold meetings as deemed necessary or desirable by the Chair of the Committee. In addition to such meetings of the Committee as may be required to perform the functions described under "Duties and Powers" below, the Committee shall meet at least annually with the chief financial officer and the independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed. The Committee may, at its discretion, meet in executive session with or without the presence of the independent auditors or corporate officers.

DUTIES AND POWERS

     The following shall be the principal recurring functions of the Committee in carrying out its oversight responsibilities. The functions are set forth as a guide with the understanding that the Committee may modify or supplement them as appropriate.

Independent Auditors

          1. Review the performance of the independent auditors and make recommendations to the Board regarding the appointment or termination of the independent auditors.

          2. Ensure that the independent auditors prepare and deliver at least annually a formal written statement delineating all relationships between the independent auditors and the Corporation addressing at least the matters set forth in Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, as amended.

          3. Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommend that the Board take appropri-ate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

          4. Obtain from the independent auditors assurance that the audit was conducted in accordance with auditing standards generally accepted in the United States and rules and regulations set forth in Section 10A of the Securities Exchange Act of 1934, as amended.

          5. Review the fees charged by the independent auditors.

Financial Statement and Reports

          6. Receive and review from management and the independent auditors a timely analysis of significant financial reporting issues and practices.

          7. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

          8. Meet with management and/or the independent auditors to:

             - review the annual audit plans of the independent auditors;

             - discuss the annual financial statements;

             - discuss any significant matters arising from any audit or report or communication referred to in items 6 or 7 above relating to the financial statements;

             - discuss significant proposed or contemplated changes to the
               Corporation's accounting principles, policies, controls, procedures, practices and auditing plans; and

             - inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.

          9. Review the Corporation's quarterly financial statements with management and the independent auditors prior to the filing of the Corporation's Quarterly Report on Form 10-Q. The Chair of the Committee may represent the entire Committee for purposes of this review.

Reporting and Recommendations

          10. Determine, based on the reviews and discussions noted above, whether to recommend to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for filing with the SEC.

          11. Prepare any report, including any recommendation of the Committee, required by the rules of the SEC to be included in the Corporation's annual proxy statement.

          12. Provide oversight and review of the Corporation's asset management policies, including an annual review of the Corporation's investment policy.

          13. Maintain minutes or other records of meetings and activities of the Committee.

          14. Report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters and take such other actions as the Committee or the Board may deem necessary or appropriate.

RESOURCES AND AUTHORITY

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, review and other procedures and to retain special counsel and other experts or consultants.

ANNUAL REVIEW

     The Committee shall review, on at least an annual basis, this Charter and the scope of the responsibilities of this Committee. Any proposed changes, where indicated, shall be referred to the Board for appropriate action. The Committee will record its summaries of recommendations to the Board in written form which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

                                    ANNEX A

Dear Stockholder:

         Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

         Your vote counts, and you are strongly encouraged to exercise y our right to vote your shares.

         Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

         Thank you in advance for your prompt consideration of these matters

                                                           Sincerely,



                                                           rStar Corporation


                                  DETACH HERE


                                      PROXY

                                rSTAR CORPORATION

                        3000 EXECUTIVE PARKWAY, SUITE 150
                               SAN RAMON, CA 94583

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF rStar CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 29,
2002 BEGINNING AT 10:00 A.M., LOCAL TIME, AT THE COMPANY'S HEADQUARTERS AT 3000 EXECUTIVE PARKWAY, SUITE 150, SAN RAMON, CALIFORNIA 94583.

         The undersigned stockholder of rStar Corporation (the "Company"), a Delaware corporation, hereby appoints Messrs. David Wallace and Lance Mortensen, or either of them, as proxies for the undersigned with full power of substitution, to represent and vote as specified in the Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on March 29, 2002, beginning at 10:00 a.m., local time, at the Company's headquarters at 3000 Executive Parkway, Suite 150, San Ramon, California 94583, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

         This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIVE DIRECTOR NOMINEES AND THE APPROVAL OF ALL PROPOSALS AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the corporate secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES AND "FOR" THE APPROVAL OF ALL THE OTHER PROPOSALS AT THE ANNUAL MEETING. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX SET FORTH ON THE REVERSE SIDE, BUT IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, YOU MAY SIGN AND DATE THE REVERSE OF THIS CARD WITHOUT CHECKING ANY BOX.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return all cards in the enclosed envelope.

         THIS PROXY when properly executed will be voted in the manner directed hereof. If no direction is given, the proxy will be voted FOR item 2 and FOR the director nominees listed in Item 1.

         1. To elect the directors for the ensuing year and until their successors are duly elected and qualified. The following persons have been nominated to serve as directors:

                  Nominees: (01) Lance Mortensen, (02) Michael Arnouse, (03) Charles Appleby, (04) Sasson Darwish and (05) Amiel Samuels.

                  For                                                 WITHHOLD
                  all nominees          [ ]            [ ]            AUTHORITY
                  listed above                                        to vote for all
                                                                      nominees listed
                                                                      above

                           -----------------------------------------------------
                  [ ] (INSTRUCTIONS: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee on the line provided above)


         2. To ratify the appointment by the Board of Directors of Grant Thornton LLP as rStar's independent auditors for the year
                  ending December 31, 2002.       [ ] [ ] [ ]

         3. In their discretion, Messrs. David Wallace and Lance Mortensen are authorized to vote upon such other business as may properly come before the Annual Meeting, including any adjournment or postponement thereof.

         NOTE: Please sign exactly as your name appears on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, person representative, trustee or guardian, please give full titles as such. (Please sign, date and return this proxy in the enclosed envelope.)

Signature: ____________  Date: ______  Signature: ______________    Date: ______